UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 2, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 2, 2015, Hewlett-Packard Company (“HP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aruba Networks, Inc. (“Aruba”) and Aspen Acquisition Sub, Inc., a wholly-owned subsidiary of HP (“Merger Sub”).  The Merger Agreement provides for the merger of Merger Sub with and into Aruba (the “Merger”), with Aruba surviving the Merger as a wholly-owned subsidiary of HP, subject to the terms and conditions set forth in the Merger Agreement.

Each outstanding share of Aruba common stock will be converted at the time of the Merger into the right to receive $24.67 in cash, without interest thereon (other than any shares of Aruba common stock owned by Aruba as treasury stock, any shares owned, directly or indirectly, by HP or Merger Sub and dissenting shares, if any, which will not be so converted).

The respective boards of directors of HP and Aruba have approved the Merger Agreement, and the board of directors of Aruba has agreed to recommend that the Aruba stockholders adopt the Merger Agreement, subject to certain limited exceptions set forth in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants made by each of HP, Aruba and Merger Sub.  Aruba has agreed to various covenants and agreements, including among other things (i) to carry on its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing date of the Merger and (ii) not to solicit alternative transactions to the Merger during the same period.

The Merger Agreement contains specified termination rights for HP and Aruba, including in the event that the Merger is not consummated by February 28, 2016. Aruba will be required to pay HP a $90 million termination fee in the event that the Merger Agreement is terminated by HP following a change of recommendation by Aruba’s board of directors or if Aruba terminates the Merger Agreement to enter into an agreement with respect to a proposal from a third party that is superior to HP’s, in each case, as is more particularly described in the Merger Agreement. Under certain additional circumstances described in the Merger Agreement, Aruba will also be required to pay HP a termination fee of $90 million if the Merger Agreement is terminated and, within twelve months following such termination, Aruba enters into an agreement for a business combination transaction of the type described in the relevant provisions of the Merger Agreement, or such a transaction is consummated.

Completion of the Merger is subject to customary closing conditions, including (i) approval of the Merger Agreement by Aruba stockholders, (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the expiration or termination of the applicable waiting periods under the antitrust laws of other jurisdictions, and (iii) the absence of a material adverse effect on Aruba, as defined in the Merger Agreement.

This summary of the terms of the Merger Agreement is intended to provide information about the terms of the Merger. The terms and information in the Merger Agreement should not be relied on as disclosures about HP or Aruba. The terms of the Merger Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Merger, rather than establishing matters as facts. In particular, the representations and warranties made by the parties to each other in the Merger Agreement have been negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the Merger should events or circumstances change or be different from those stated in the representations and warranties. Some of those representations and warranties may not be accurate or complete as of any specified date and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in HP’s or Aruba’s public disclosures. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of HP or Aruba or any of their respective subsidiaries or affiliates.

Upon the execution of the Merger Agreement, HP entered into a voting agreement (the “Voting Agreement”) with Dominic Orr, President and Chief Executive Officer of Aruba, and Keerti Melkote, Chief Technology Officer of Aruba, (the “Stockholders”), who own in the aggregate 2,647,683 shares of Aruba common stock.  Pursuant to the terms of the Voting Agreement, the Stockholders agree, among other things, (i) to vote in favor of the Merger Agreement and (ii) on certain restrictions in the transfer of their shares of Aruba common stock.

The foregoing description of the Merger Agreement and the Voting Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement and Voting Agreement, which are attached as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On March 2, 2015, HP and Aruba issued a joint press release entitled “HP to Acquire Aruba Networks to Create an Industry Leader in Enterprise Mobility.”  The information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Aruba’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2014. HP assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Hewlett-Packard Company, Aspen Acquisition Sub, Inc., and Aruba Networks, Inc.*

Exhibit 10.1	Voting Agreement, dated as of March 2, 2015, by and among Hewlett-Packard Company and the stockholders of Aruba Networks, Inc. named therein.

Exhibit 99.1	HP’s and Aruba’s joint press release, dated March 2, 2015, entitled “HP to Acquire Aruba Networks to Create an Industry Leader in Enterprise Mobility.”

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: March 2, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President,
Deputy General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Hewlett-Packard Company, Aspen Acquisition Sub, Inc., and Aruba Networks, Inc.*

Exhibit 10.1	Voting Agreement, dated as of March 2, 2015, by and among Hewlett-Packard Company and the stockholders of Aruba Networks, Inc. named therein.

Exhibit 99.1	HP’s and Aruba’s joint press release, dated March 2, 2015, entitled “HP to Acquire Aruba Networks to Create an Industry Leader in Enterprise Mobility.”

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.